Convertible Debt	12 Months Ended
Dec. 31, 2021
Disclosure Of Convertible Debt [Abstract]
Convertible Debt [Text Block]
8. Convertible Debt

Details of the Convertible Debt are as follows:

	Year ended December 31,
	2021	2020
Convertible Debt - beginning of period	$18,747	$-
Fair value of debenture funding	14,375	17,912
Accretion and interest	2,631	835

Convertible Debt - end of period	$35,753	$18,747

On March 17, 2020, the Company agreed to issue unsecured convertible debentures to Glencore in four tranches with a total minimum principal amount of $20.0 million and total maximum principal amount of $30.0 million, the amount of each tranche to be determined jointly by the Company and Glencore. The first tranche in the amount of $7.0 million was issued on March 18, 2020, the second tranche in the amount of $7.0 million was issued on June 23, 2020, the third tranche in the amount of $9.0 million was issued on September 30, 2020 and the final tranche of $7.0 million was issued on January 28, 2021. The debentures are due on the earlier of March 31, 2023 or upon $100 million of Project financing. Interest accrues on the balance drawn at 4% per annum and the principal amount of the debentures is convertible into common shares of the Company at a conversion price equal to $2.223 per share.

On July 15, 2021, the Company issued to Glencore an unsecured convertible debenture in the amount of $10.0 million. The debenture is due on the earlier of March 31, 2023 or upon US$100 million of Project financing. Interest will accrue at 4% per annum on the balance drawn and the principal amount of the debenture is convertible into common shares of the Company at a conversion price equal to $3.4550 per share.

The convertible debenture proceeds were bifurcated between the debt and equity components. The debt component has been recorded at amortized cost, net of transaction costs, and is being accreted to face value over the expected life using the effective interest method. The fair value of the debt component was estimated using a discounted cash flow model.

The fair value of the debt components issued during 2021 was $14.375 million with transaction costs of $0.083 million and the residual of $2.542 million allocated to equity. The fair value of the debt components issued during 2020 was $17.912 million with transaction costs of $0.112 million and the residual of $4.976 million allocated to equity. No borrowing costs were capitalized during 2021 or 2020.

Subsequent to December 31, 2021, the Company agreed to issue unsecured convertible debentures to Glencore in four tranches during 2022 with a total principal amount of up to $40.0 million, the amount of each tranche to be determined jointly by the Company and Glencore. The debentures are due on the earlier of March 31, 2023 or upon $100 million of Project financing. Interest will accrue at 4% per annum on the balance drawn and the principal amount of the debentures is convertible into common shares of the Company at a conversion price equal to $2.57. The Company also agreed to pay a facilitation fee of 5% for each convertible debenture. The first tranche in the amount of $26.0 million was issued on February 14, 2022 with $17.8 million used to repay the promissory note and related accrued interest due February 28, 2022 (see Notes 9 and 16).